Exhibit 99.1

For further information:
David B. Ramaker, CEO
Lori A. Gwizdala, CFO
989-839-5350

Chemical Financial Corporation to Partner
with Monarch Community Bancorp, Inc.
Partnership Bolsters Chemical's Southern Michigan Presence
Midland, MI, November 3, 2014 --- The board of directors of Chemical Financial Corporation (Nasdaq:CHFC), holding company for Chemical Bank, and the board of directors of Monarch Community Bancorp, Inc. (OTCQB:MCBF), holding company for Monarch Community Bank, today announced that they have signed a definitive agreement for Monarch Community Bancorp, Inc. ("Monarch") to merge with and into Chemical Financial Corporation ("Chemical") in an all-stock transaction valued at approximately $26 million, based on Chemical's closing stock price on October 31, 2014. Monarch shareholders will receive 0.0982 shares of Chemical common stock for each share of Monarch common stock.
"Strategically, this partnership with Monarch and its talented group of community-oriented bankers led by Richard DeVries, President & Chief Executive Officer of Monarch, gives us an increased and important presence along the Michigan-Indiana border, enhancing our south region footprint. Monarch's values, culture and dedication to service mirror those of Chemical. It's a great fit with a great group of people and communities and we look forward to Rick joining our team," said David B. Ramaker, Chairman, Chief Executive Officer and President of Chemical.
"We are delighted to be joining the Chemical Bank family. We view Chemical as the premier banking franchise in Michigan and believe this partnership will greatly benefit our customers, employees and the communities we serve. Chemical's robust line of client-centric products and services, as well as its focus on helping Michigan communities grow and thrive, make it a very attractive partner for Monarch and its shareholders," said Richard J. DeVries, President and Chief Executive Officer of Monarch.
At September 30, 2014, Monarch had assets of $177 million, loans of $136 million and deposits of $144 million. Headquartered in Coldwater, Michigan, Monarch operates five full service banking offices in Coldwater, Marshall, Hillsdale and Union City, five loan production offices throughout central and southern Michigan and one loan production office in Angola, Indiana.
Upon closing of the transaction, which is expected in the first quarter of 2015, Chemical intends to consolidate Monarch's banking subsidiary, Monarch Community Bank, into Chemical's banking subsidiary, Chemical Bank, and operate under the Chemical Bank name. The transaction remains subject to regulatory approval, approval of Monarch shareholders and other customary closing conditions. Chemical estimates that it will achieve cost saves of approximately 40% of Monarch's operating expenses.
Chemical was advised by the investment banking firm of Keefe Bruyette & Woods, Inc. and the law firm of Warner Norcross and Judd LLP. Monarch was advised by the investment banking firm of Donnelly Penman & Partners and the law firm of Howard and Howard Attorneys PLLC.
About Chemical Financial Corporation
Chemical Financial Corporation is the second largest banking company headquartered and operating branch offices in Michigan. Chemical operates through a single subsidiary bank, Chemical Bank. Following its recently completed acquisition of Northwestern Bancorp, Inc., Chemical had, on a proforma basis as of September 30, 2014, $7.4 billion in assets and 182 banking offices spread over 46 counties in southwestern, central and northern Michigan. Chemical Financial Corporation's common stock trades on The NASDAQ Stock Market under the symbol CHFC and is one of the issues comprising The NASDAQ Global Select Market. More information about Chemical is available by visiting the investor relations section of its website at www.chemicalbankmi.com.

About Monarch Community Bancorp, Inc.
Headquartered in Coldwater, Michigan, Monarch Community Bancorp, Inc. is the holding company for Monarch Community Bank, which operates five full service retail offices in Coldwater, Marshall, Hillsdale and Union City, Michigan, five loan production offices in Battle Creek, Brighton, East Lansing, Grand Haven and Jackson, Michigan and one loan production office in Angola, Indiana. The Company's common stock trades on the over-the counter marketplace OTCQB under the symbol: MCBF. More information about Monarch is available by visiting the investor relations section of its website at www.monarchcb.com.

Forward-Looking Statements
This press release contains forward-looking statements regarding Chemical's outlook or expectations with respect to the planned merger with Monarch, including expected cost saves, expected acquisition-related and integration expenses, the expected timing of closing of the transaction and the impact of the transaction on Chemical's future performance. Words such as "anticipated," "estimated," "expected," "projected," "assumed," "approximately," "continued," "should," "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.
Forward-looking statements are not guarantees of future financial performance and are subject to risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.
Risk factors relating both to the transaction and the integration of Monarch into Chemical after the effective time include, without limitation:

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Completion of the transaction is dependent on, among other things, receipt of regulatory and Monarch shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.

•	The impact of the completion of the transaction on Chemical's financial statements will be affected by the timing of the transaction.

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The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

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The integration of Monarch's business and operations into Chemical, which will include conversion of Monarch's operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Monarch's or Chemical's existing businesses.

•
Chemical's ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses from Monarch's loan portfolio than expected and deposit attrition may be greater than expected.

In addition, risk factors include but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2013. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward-looking statement.

NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the merger agreement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
ADDITIONAL INFORMATION ABOUT THE TRANSACTION
Chemical will file a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) to register the securities that the Monarch shareholders will receive if the merger is consummated. The registration statement will contain a prospectus, a proxy statement for the meeting at which the Monarch shareholders will consider approval of the merger and other relevant documents concerning the merger. Investors are urged to read the registration statement, the prospectus and proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, Monarch, and the merger. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757 or by contacting Monarch Community Bancorp, Inc., 375 N. Willowbrook Road, Coldwater, Michigan 49036, Attention: Ms. Rebecca S. Crabill, Investor Relations, telephone 517-279-3956. INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.
Monarch and its directors, executive officers, and certain other members of management and employees may be soliciting proxies from Monarch shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Monarch shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find information about Monarch's executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC's website (www.sec.gov). You can also obtain free copies of these documents from Chemical or Monarch, as appropriate, using the contact information above.

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